UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): August 9, 2021

AUGUSTA GOLD CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-54653	41-2252162
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 555 – 999 Canada Place, Vancouver, BC, Canada	V6C 3E1
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 687-1717

_____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

Amended and Restated Bylaws

On August 9, 2021, Augusta Gold Corp. (the “Company”), through the action of its Board of Directors, adopted amended and restated bylaws of the Company (“New Bylaws”). In addition to the material changes described below, the New Bylaws also made a number of immaterial changes in the order of provisions and the wording of certain provisions regarding stock certificates, stock transfer provisions, stock records, annual and special meetings of stockholders, fixing the record date for meetings of stockholders and payment of dividends, conduct of meetings, inspectors of election, proxies, action without meeting, meetings of directors, fiscal year and corporate records and the corporate seal. The material changes from the old bylaws of the Company (the “Old Bylaws”) to the New Bylaws are set forth in the following chart:

Bylaw Provision	Material Change
Quorum

Removed the provision in the Old Bylaws providing that a quorum for holding a meeting of the stockholders be the presence at the meeting of a majority of the outstanding shares of stock entitled to vote and replaced it in the New Bylaws with a provision providing that a quorum for holding a meeting of the stockholders be the presence of one-third (1/3) of the votes entitled to be cast at the meeting and additionally providing that that where a separate vote by class or series or classes or series is required, one-third (1/3) of the outstanding shares of such class or series or classes or series represented in person or by proxy shall constitute a quorum entitled to take action with respect to the vote on that matter.

Voting

Added additional language to the New Bylaws clarifying that in determining the number of votes cast for or against a proposal or nominee, shares abstaining from voting on a matter will not be treated as a vote cast and that a non-vote by a broker will be counted for purposes of determining a quorum but not for purposes of determining the number of votes cast on a matter determined to be non-routine under applicable law, rules and regulations.

Advanced Notice of Business to be Transacted at Meetings of the Stockholders

For annual meetings, changed the date in the Old Bylaws by which notice of a proposal for the annual meeting must be received from not less than sixty days (60) nor more than ninety days (90) before the first anniversary of the date on which the annual meeting of stockholders was held in the immediately preceding year to, in the New Bylaws, not less than ninety (90) days and no more than one hundred and twenty (120) days before the first anniversary of the date on which the annual meeting of stockholders was held in the immediately preceding year.

In the case where the date of the annual meeting is not within thirty (30) days of the anniversary date of the annual meeting of the immediately preceding year or no annual meeting was held in the immediately preceding year, changed the date in the Old Bylaws by which notice of a proposal must be received from not less than five (5) days after public announcement of the meeting date to, in the New Bylaws, not more than five (5) days after public announcement, but added a provision stating that, if the annual meeting is to be held on a date that is less than fifty (50) days after the first public announcement of the date of the annual meeting, a proposal must be received by the Board of Directors not more than ten (10) days following such public announcement.

In the case of special meetings, changed from the provision in the Old Bylaws which provided that notice of proposals must be received no less than five (5) days after the earlier of the date notice is mailed to the stockholders or of public announcement to, in the New Bylaws, a provision which provides that notice must be received within fifteen (15) days after the earlier of either mailing of notice or public announcement.

Advanced Notice of Nomination of Directors

For annual meetings, changed the date in the Old Bylaws by which notice of a proposed nominee to election of the board for the annual meeting must be received from not less than sixty days (60) nor more than ninety days (90) before the first anniversary of the date on which the annual meeting of stockholders was held in the immediately preceding year to, in the New Bylaws, not less than thirty (30) days and no more than sixty-five (65) days before the date of the annual meeting of stockholders, provided, that if the annual meeting is to be held on a date that is less than fifty (50) days after the first public announcement of the date of the annual meeting, such written proposal must be received by the Board of Directors not more than ten (10) days following such public announcement.

In the case of special meetings, changed from the provision in the Old Bylaws which provided that notice of proposals must be received no less than five (5) days after the earlier of the date notice is mailed to the stockholders or of public announcement to, in the New Bylaws, a provision which provides that notice must be received within fifteen (15) days after the earlier of either mailing of notice or public announcement.

Quorum for a Board Meeting

Removed the provision in the Old Bylaws which provided that a majority of directors for a quorum must also be at least one-third (1/3) of the whole Board. The New Bylaws provide that a majority of directors constitutes a quorum.

Indemnity

Amended the indemnification provisions in the Old Bylaws which provided for indemnification of directors, officers, employees and agents to provision in the New Bylaws which provide solely for indemnification of directors and officers.

Removed the provisions in the Old Bylaws which provided that officers and directors would only be indemnified if they “acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe such conduct was unlawful.”

Added in place of the above removed provision, the following to the New Bylaws:

“…no such indemnity shall be made in respect of any matter as to which a Director or officer shall have been adjudged to be liable to the Corporation, unless and only to the extent that the court in which such action or suit was brought shall determine, upon application, that, despite the adjudication of liability but in view of all the circumstances of the case, such Director or officer is fairly and reasonably entitled to indemnity for such expenses which the court deems proper.”

The above description of the material changes to the Bylaws are qualified in their entirety by the Bylaws which are attached hereto as Exhibit 3.1 and incorporated by reference.

Item 9.01	Exhibits

Exhibit No.	Name
3.1	Amended and Restated Bylaws

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AUGUSTA GOLD CORP.

Date: August 13, 2021	By:	/s/ Tom Ladner
	Name:	Tom Ladner
	Title:	VP Legal